UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 24, 2007

Joe's Jeans Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-18926	11-2928178
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5901 S Eastern Ave, Commerce, California		90040
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	323-837-3700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On October 24, 2007, Joe’s Jeans Inc. (the "Company") and its subsidiary, Joe’s Jeans Subsidiary Inc., ("Joe’s Subsidiary") entered into an amendment (the "Amendment") with The CIT Group/Commercial Services, Inc. ("CIT") to amend certain provisions of its existing Factoring Agreement dated June 1, 2001 (the "Factoring Agreement").

The following description of the Amendment is a summary of the material terms of the agreement, does not purport to be complete, and is qualified in its entirety by the copy of the Amendment which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

The Amendment provided for a global amendment to reflect the change in corporate name from Joe’s Jeans Inc. to Joe’s Jeans Subsidiary Inc. and Innovo Group Inc. to Joe’s Jeans Inc., respectively. Sub-section 15.1 of the Factoring Agreement was deleted in its entirety and replaced with an alternative paragraph which amended the time period for the calculation of minimum factoring fees. Under the amendment, if Joe’s Subsidiary does not pay to CIT a minimum of $200,000 in factoring fees or charges ("Minimum Factoring Fees") during the period from July 1 to June 30 of each year or part thereof, CIT will be entitled to charge the Joe’s Subsidiary account the difference between the actual factoring fees or charges paid during such period and the Minimum Factoring Fees.

The parties also agreed to amend the Anniversary Date, which acts as the date for termination of the Factoring Agreement, from June 30, 2008 to June 30, 2010.

The parties also agreed to amend the Guaranty dated April 11, 2003 previously executed by Innovo Group Inc. with respect to indebtedness owed by the Joe’s Subsidiary to CIT to reflect the name change. A copy of the Guaranty is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On October 25, 2007, the Company entered into a Termination Agreement with JD Holdings Inc. ("JD Holdings") to terminate the previously executed Collateral Protection Agreement, as amended, that provided for additional protection to JD Holdings in the event that the separate guaranty and pledge of collateral entered into by JD Holdings with CIT is called upon or enforced. Under the Termination Agreement, the parties have no further obligation to each other. CIT separately released the guaranty and pledge of collateral with JD Holdings on October 24, 2007. A copy of the Termination Agreement is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number Description

10.1 Amendment to Factoring Agreement by and among Joe’s Jeans Subsidiary Inc. (formerly Joe’s Jeans Inc.), Joe’s Jeans Inc. (formerly Innovo Group Inc.) and The CIT Group/Commercial Services, Inc. dated October 24, 2007

10.2 Amendment to Guaranty Agreement by and between Joe’s Jeans Inc. (formerly Innovo Group Inc.) and The CIT Group/Commercial Services, Inc. dated October 24, 2007

10.3 Termination Agreement by and between Joe’s Jeans Inc. and JD Holdings, Inc. dated October 25, 2007

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Joe's Jeans Inc.

October 30, 2007	By:	/s/ Marc Crossman

Name: Marc Crossman
Title: President and CEO

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Amendment to Factoring Agreement by and among Joe’s Jeans Subsidiary Inc. (formerly Joe’s Jeans Inc.), Joe’s Jeans Inc. (formerly Innovo Group Inc.) and The CIT Group/Commercial Services, Inc. dated October 24, 2007
10.2	Amendment to Guaranty Agreement by and between Joe’s Jeans Inc. (formerly Innovo Group Inc.) and The CIT Group/Commercial Services, Inc. dated October 24, 2007
10.3	Termination Agreement by and between Joe’s Jeans Inc. and JD Holdings, Inc. dated October 25, 2007